UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2024

BURTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41139	85-2708752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Pennsylvania Ave NW, Suite 700

Washington, DC 20004

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (202) 600-5757

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	BRKHU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	BRKH	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	BRKHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously described in a current report on Form 8-K filed on December 29, 2023, on December 22, 2023, BurTech Acquisition Corp., a publicly traded special purpose acquisition company incorporated under the laws of the State of Delaware (“BurTech”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among BurTech, BurTech Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of BurTech (“Merger Sub”), Blaize, Inc., a Delaware corporation (“Blaize” or “Company”), and, solely for the limited purposes set forth therein, Burkhan Capital LLC, a Delaware limited liability company (“Burkhan”), pursuant to which Merger Sub will merge with and into Blaize, whereupon the separate corporate existence of Merger Sub will cease and Blaize will be the surviving company and continue in existence as a direct, wholly owned subsidiary of BurTech, on the terms and subject to the conditions set forth therein (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). In connection with the consummation of the Business Combination, BurTech will be renamed “Blaize Holdings, Inc.” (“New Blaize”). Capitalized terms used but not defined herein have their meanings ascribed to them in the Merger Agreement, as amended by the Merger Agreement Amendment (defined below).

Item 1.01 Entry Into A Material Definitive Agreement

Side Letters with RT-AI and Ava

In connection with a convertible note financing of up to $125.0 million (the “Blaize Note Financing”) conducted by Blaize with the RT Parties (defined below), on April 22, 2024, of which $70.0 million were funded to Blaize as of such date, BurTech consented to a letter agreement (the “RT Letter Agreement”) between Blaize and RT-AI I, LLC, a Delaware limited liability company (“RT-AI” and, together with its affiliates, the “RT Parties”). Under the RT Letter Agreement, it is agreed that the RT Parties and their transferees or distributees will not be required to execute any lock-up or similar agreement restricting transfer or disposition of all shares of common stock of Blaize (“Blaize Shares”) issuable upon the conversion of the notes (the “RT Conversion Shares”), all Blaize Shares issuable upon the exercise of the warrant issued to RT-AI (the “RT Warrant Shares”), all securities of New Blaize to be issued on account of the RT Conversion Shares and the RT Warrant Shares pursuant to the Business Combination, and other securities of Blaize or New Blaize owned by the RT Parties (collectively, the “RT Registrable Securities”). Additionally, any securities of New Blaize issued on account of the RT Conversion Shares and the RT Warrant Shares pursuant to the Business Combination will be registered on a registration statement on Form S-4 filed for the Business Combination, and the RT Registrable Securities will be promptly registered on a registration statement on Form S-1 covering the resale of the RT Registrable Securities following the Business Combination.

In connection with the Blaize Note Financing and a concurrent issuance of pre-funded warrants (the “Blaize Warrant Financing”) to Ava Investors SA, a société anonyme incorporated under the laws of Switzerland (“Ava”, together with its affiliates and their respective transferees, the “Ava Parties”), on April 22, 2024, BurTech consented to a letter agreement (the “Ava Letter Agreement”) between Blaize and Ava. Under the Ava Letter Agreement, it is agreed that the parties shall, within 14 days of the Ava Letter Agreement, agree on a form of registration rights agreement to be entered into and become effective at the closing of the Business Combination, providing for the registration of the resale of all securities of New Blaize to be issued on account of the Blaize Shares issuable upon the exercise of the pre-funded warrants pursuant to the Business Combination, and other securities of Blaize or New Blaize owned by the Ava Parties. The Ava Parties, along with their transferees or distributees, will not be required to enter into a lock-up or similar restrictive agreement in connection with the Business Combination.

The foregoing description of the RT Letter Agreement and the Ava Letter Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the RT Letter Agreement and the Ava Letter Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Backstop Subscription Agreement

On April 22, 2024, BurTech LP LLC (the “Sponsor”) entered into a backstop subscription agreement (the “Backstop Subscription Agreement”) with BurTech and Blaize. Pursuant to the Backstop Subscription Agreement, in the event that the amount of cash in BurTech’s trust account following redemptions and before payment of expenses (the “Trust Amount”) is less than $30,000,000 (the “Backstop Amount”), the Sponsor shall purchase, prior to or substantially concurrently with the closing of the Business Combination, a number of shares of Class A common stock of BurTech (“BurTech Shares”) equal to the quotient of (a) the difference of (x) $30,000,000 minus (y) the Trust Amount divided by (b) $10.00, at a per share purchase price of $10.00 per share.

The foregoing description of the Backstop Subscription Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Backstop Subscription Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Sponsor Forfeiture Agreement

On April 22, 2024, the Sponsor and BurTech entered into a letter agreement (the “Sponsor Forfeiture Agreement”). Under this agreement, conditioned upon the occurrence of the closing of the Business Combination, Sponsor agreed to forfeit 2,000,000 BurTech Shares to be effective immediately prior to the closing of the Business Combination.

The foregoing description of the Sponsor Forfeiture Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Forfeiture Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Amendment to Agreement and Plan of Merger

On April 22, 2024, BurTech, BurTech Merger Sub Inc., Blaize and Burkhan entered into an Amendment to Agreement and Plan of Merger (the “Merger Agreement Amendment”). The Merger Agreement Amendment amended the original Merger Agreement to make the following adjustments in connection with the Blaize Note Financing and the Blaize Warrant Financing:

•	increased the Base Purchase Price from $700 million to $767 million;
•	revised the definition of “Aggregate Company Shares” to exclude Blaize Shares issued upon exercise of warrants or conversion of convertible notes issued by Blaize on or after April 22, 2024 (collectively, the “Excluded Company Stock”);
•	added a new component to the definition of “Base Merger Consideration”, which is the product of (i) the number of shares of the Excluded Company Stock multiplied by (ii) the Per Company Share Merger Consideration; and
•	acknowledged that the Blaize Note Financing and the Blaize Warrant Financing constitute a Company Financing for all purposes of the Merger Agreement.

Additionally, adjustments were made to various definitions and covenants to reflect the funding commitment of the Sponsor pursuant to the Backstop Subscription Agreement and the amounts of certain convertible notes and pre-funded warrants Burkhan, its Affiliates or nominees purchased from BurTech, including:

•	added a new component to the definition of “Available Acquiror Cash”, which is the amount contributed by the Sponsor pursuant to the Backstop Subscription Agreement;
•	added a new definition of “Cash Ratio,” which means the ratio equal to (x) Available Acquiror Cash, divided by (y) the Minimum Cash Amount;
•	added a new definition of “Proportionate Shares Number,” which means (i) 325,000 BurTech Shares multiplied by (ii) the Cash Ratio;
•	added a closing condition for the benefit of Blaize requiring that the sum of the Trust Amount plus the amount of funds received pursuant to the Backstop Subscription Agreement shall be no less than the Backstop Amount;

•	acknowledged that Burkhan had purchased certain convertible notes, as well as pre-funded warrants to purchase Blaize Shares, which, following the exchange pursuant to the Business Combination, would result in up to 2,000,000 shares of Class A common stock of New Blaize (the “Burkhan Warrant Stock”) for an aggregate exercise price of $20,000 and a purchase price of $20,000, and removed failures to meet relevant funding commitments as grounds for terminating the Merger Agreement; and
•	tied the number of Burkhan Earnout Shares to the Cash Ratio and capped the aggregate Burkhan Earnout Shares amount at 2,600,000.

The Merger Agreement Amendment also revised the aggregate reserve size under the Equity Incentive Plan and ESPP to 20% and the evergreen percentage for the Equity Incentive Plan to 7%.

Pursuant to the Merger Agreement Amendment, the form of Lock-Up Agreement attached to the Merger Agreement was amended to include certain consent requirement to the transfer of the Burkhan Warrant Stock and grant the Blaize board of directors the discretion to determine whether certain persons will be subject to the lock-up (the “Amended Lock-Up Agreement”).

The foregoing description of the Merger Agreement Amendment and the form of Amended Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement Amendment and the Amended Lock-Up Agreement, respectively, copies of which are attached hereto as Exhibit 10.5 and Annex A to the Exhibit 10.5, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Backstop Subscription Agreement is incorporated by reference in this Item 3.02.

The BurTech Shares to be issued pursuant to the Backstop Subscription Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

No Offer or Solicitation

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and does not constitute an offer to sell or a solicitation of an offer to buy any securities of BurTech or Blaize, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Additional Information and Where to Find It

In connection with the Business Combination, BurTech intends to file with the SEC a Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”), which will include a preliminary prospectus and proxy statement of BurTech in connection with the Business Combination, referred to as a proxy statement/prospectus (the “Registration Statement”), and after the Registration Statement is declared effective, BurTech will mail a definitive proxy statement/prospectus relating to the Business Combination to its stockholders. This Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. BurTech may file other documents regarding the Business Combination with the SEC, and BurTech’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement/prospectus and the other documents filed in connection with the Business Combination, as these materials will contain important information about Blaize, BurTech and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to stockholders of BurTech as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at a meeting of BurTech’s stockholders to be held to approve the Business Combination and such other matters. Such stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to BurTech Acquisition Corp., 1300 Pennsylvania Avenue, Suite 700, New York, NY 20006, Attention: Roman Livson, Chief Financial Officer.

Before making any voting decision, investors and security holders of BurTech are urged to read the registration statement, the proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with BurTech’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination, and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about BurTech, Blaize and the Business Combination.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

BurTech, Blaize, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from BurTech’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of BurTech’s stockholders in connection with the Business Combination, including the names of such persons and a description of their respective interests, is set forth in BurTech’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the Registration Statement regarding the proposed business combination when it becomes available. Stockholders will be able to obtain copies of the documents described in this paragraph that are filed with the SEC, once available, without charge at the SEC’s website at www.sec.gov, or by directing a request to BurTech Acquisition Corp., 1300 Pennsylvania Avenue, Suite 700, New York, NY 20006, Attention: Roman Livson, Chief Financial Officer.

Forward-Looking Statements Legend

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are based on beliefs and assumptions and on information currently available to BurTech and Blaize. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of BurTech’s securities; (ii) the risk that the Business Combination may not be completed by BurTech’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by BurTech; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination by BurTech’s stockholders, the satisfaction of the minimum aggregate transaction proceeds amount following redemptions by BurTech’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the failure to obtain financing to complete the Business Combination and to support the future working capital needs of Blaize and the combined company; (v) the effect of the announcement or pendency of the Business Combination on Blaize’s business relationships, performance, and business generally; (vi) risks that the Business Combination disrupts current plans of Blaize and potential difficulties in the retention of Blaize employees as a result of the Business Combination; (vii) the outcome of any legal proceedings that may be instituted against BurTech or Blaize related to the Merger Agreement and the Business Combination; (viii) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (ix) the ability to maintain the listing of BurTech’s securities on Nasdaq; (x) the price of BurTech’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Blaize operates, variations in performance across competitors, changes in laws and regulations affecting Blaize’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, including the possibility of cost overruns or unanticipated expenses in development programs, and the ability to identify and realize additional opportunities; (xii) the enforceability of Blaize’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; (xiii) the incurrence of significant expenses to remediate, or damage to Blaize’s reputation as a result of, any defects in Blaize’s products; (xiv) the risk that Blaize may never achieve or sustain profitability; (xv) changes in the competitive and regulated industries in which Blaize operates, variations in operating performance across competitors, changes in laws and regulations affecting Blaize’s business and changes in the combined capital structure, and (xvi) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in BurTech’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on the website of the SEC at www.sec.gov and other documents filed, or to be filed with the SEC by BurTech, including the Registration Statement. The foregoing list of factors is not exhaustive. There may be additional risks that neither BurTech nor Blaize presently know or that BurTech or Blaize currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the definitive proxy statement to be filed by BurTech with the SEC, including those under “Risk Factors” therein, and other documents filed by BurTech from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and BurTech and Blaize assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither BurTech nor Blaize gives any assurance that either BurTech or Blaize will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits.

The Exhibit Index is incorporated by reference herein.

Exhibit Index

Exhibit No.	Description
10.1	Letter agreement dated April 22, 2024, by and among Blaize, Inc., RT-AI I, LLC and BurTech Acquisition Corp.

10.2	Letter agreement dated April 22, 2024, by and among Blaize, Inc., AVA Investors SA and BurTech Acquisition Corp.

10.3	Backstop Subscription Agreement, dated April 22, 2024, by and among BurTech Acquisition Corp., Blaize, Inc. and BurTech LP LLC.

10.4	Sponsor Forfeiture Agreement, dated April 22, 2024, by and between BurTech Acquisition Corp. and BurTech LP LLC.

10.5	Amendment to Agreement and Plan of Merger, dated April 22, 2024, by and among BurTech Acquisition Corp., BurTech Merger Sub Inc., BurTech Merger Sub Inc. and Burkhan Capital LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BurTech Acquisition Corp.

Date: April 26, 2024	By:	/s/ Shahal Khan
	Name:	Shahal Khan
	Title:	Chief Executive Officer